                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                          Gateway Energy Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                           GATEWAY ENERGY CORPORATION
                          500 DALLAS STREET, SUITE 2615
                              HOUSTON, TEXAS 77002

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 23, 2001


To the Stockholders of Gateway Energy Corporation:

        You are cordially invited to attend the Annual Meeting of Stockholders of Gateway Energy Corporation (the "Company") to be held at The Warwick Hotel, 5701 Main Street, Houston, Texas 77005 on Wednesday, May 23, 2001 at 10:00 a.m. Central Time. The purpose of the meeting is to transact the following business:

        1. To elect a Board of Directors to serve until the next annual meeting of stockholders.

        2. To ratify the appointment of Grant Thornton LLP as independent public accountants.

        3. To adopt the amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company from 17,500,000 to 35,000,000.

        4. To transact such other business as may properly come before the meeting or any adjournment thereof.

        Stockholders of record at the close of business on March 30, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting.

        The Board of Directors appreciates and encourages stockholder participation in the Company's affairs, and we hope you can attend in person. Whether or not you plan to attend the meeting, it is important that your shares be represented. Therefore, please sign, date and mail the enclosed proxy in the envelope provided at your earliest convenience.

        During the meeting the Board of Directors will report to you on the Company's progress during this past year and will discuss plans for the current year. We welcome this opportunity to share our progress with you and look forward to your comments and questions.

                                       By Order of the Board of Directors




                                       /s/ Michael T. Fadden

                                       Michael T. Fadden
                                       Chairman, CEO and President


        Houston, Texas
        April 19, 2001

                           GATEWAY ENERGY CORPORATION
                          500 DALLAS STREET, SUITE 2615
                              HOUSTON, TEXAS 77002

                               ------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 23, 2001

                               ------------------

                               GENERAL INFORMATION

        This Proxy Statement is furnished to the holders of the Common Stock, $0.25 par value per share ("Common Stock") in connection with the solicitation of proxies by the Board of Directors of Gateway Energy Corporation (the "Company") to be voted at the Annual Meeting of Stockholders to be held on May 23, 2001, or any adjournment thereof. The first mailing of the proxy material to the holders of the Common Stock will be made on approximately April 20, 2001.

        The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or electronic media by regular employees of the Company. The Company will reimburse brokers and other custodians, nominees or fiduciaries for their expenses in forwarding proxy material to security owners and obtaining their proxies.

        Stockholders of record at the close of business on March 30, 2001 (the "Record Date") are entitled to vote on matters to come before the meeting. On that date there were outstanding and entitled to vote 15,312,128 shares of Common Stock. Each share is entitled to one vote on each matter presented.

        Any proxy may be revoked by a stockholder at any time before it is exercised by giving written notice to that effect to the Secretary of the Company or by signing a later-dated proxy. Stockholders who attend the Annual Meeting may revoke any proxy previously granted and vote in person.

        All properly executed proxies will be voted in accordance with the instructions contained thereon, and if no instruction is specified, the proxies will be voted for the election of the eight directors named elsewhere in the Proxy Statement, for ratification of the appointment of Grant Thornton LLP as independent public accountants, for the adoption of the amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 17,500,000 to 35,000,000, and in accordance with the instruction of the Board of Directors as to any other matters. Abstentions do not constitute a vote "FOR" or "AGAINST" any matter listed in the accompanying Notice of Annual Meeting, but will be included in determining the number of shares present for purposes of obtaining a quorum. Also broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as present for purposes of determining the presence of a quorum at the Annual Meeting. If such a quorum should not be present, the Annual Meeting may be adjourned from time to time until the necessary quorum is obtained.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

        Following is a list of the names, addresses, and ages of the eight nominees, all of whom are presently serving as Directors. Also included in the chart is the year in which each became a Director of the Company. Footnoted below is the past five-year business history of each Director nominee and any public company directorships held by such persons. The proxy holders named in the proxy intend to vote "FOR" the election of the eight nominees listed below unless authority to so vote is withheld. In the unexpected event that any of the nominees are unable to serve or for good cause will not serve as Directors, the proxy holders reserve the right to vote for such substitute nominees that are designated by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE EIGHT NOMINEES LISTED BELOW.

                                                                                                         DIRECTOR
        NAME                                        ADDRESS                                  AGE          SINCE
---------------------------- ---------------------------------------------------------     --------     ----------
Michael T. Fadden            500 Dallas Street, Suite 2615, Houston TX 77002                 60            1997

John B. Ewing, Jr.           1800 Second Street, Suite 799, Sarasota, FL 34236               79            1988

Scott D. Heflin              500 Dallas Street, Suite 2615, Houston, TX 77002                43            1999

Earl P. Hoffman              2 Northpoint Drive, Suite 820, Houston, TX 77060-3237           59            1998

Charles A. Holtgraves        Post Office Box 860202, Shawnee, KS 66286                       36            1988

Larry J. Horbach             10842 Old Mill Road, Suite 5A, Omaha, NE  68154                 59            1990

Gary A. McConnell            12516 Shamrock Rd., Omaha, NE 68154                             60            1998

Abe Yeddis                   11700 West 85th Street, Lenexa, KS 66214                        84            1997

        MICHAEL T. FADDEN. Mr. Fadden has served as Chairman of the Board of Directors since February 1999, CEO since July 1998 and President since August 1997. Prior to becoming CEO, he served as COO from August 1997 until his election as CEO in July 1998. Mr. Fadden served as President of Abtech Resources, Inc. from September 1993 to August 1997.

        JOHN B. EWING, JR. Mr. Ewing currently serves as a Director of the Company. He has been an attorney in private practice since 1947.

        SCOTT D. HEFLIN. Mr. Heflin currently serves as a Director of the Company. He has served as Chief Financial Officer of the Company since September 1998 and Treasurer and Secretary of the Company since November 1998. Mr. Heflin was Controller of Monterey Resources, Inc. from 1997 to January 1998, Assistant Controller of Santa Fe Energy Resources, Inc. from 1996 to 1997 and Controller of Transfuel, Inc. from 1994 to 1995.

        EARL P. HOFFMAN. Mr. Hoffman currently serves as a Director of the Company. He has served as Vice Chairman and CEO of Advanced Extraction Technologies, Inc., a technology licensing company serving the natural gas, refining and petrochemical industries since October 1992.

        CHARLES A. HOLTGRAVES. Mr. Holtgraves currently serves as a Director of the Company. He was the CFO and Vice President of First Mortgage Investment Company from 1989 to 1999 and is currently President of Argus Investment Group and Chairman of Advanced Financial, Inc.

        LARRY J. HORBACH. Mr. Horbach currently serves as a Director of the Company. He has served as Chairman, President and CEO, and Executive Vice President - Shareholder Relations of the Company from June 1990, resigning as President in August 1997, CEO in July 1998, Chairman in February 1999, and Executive Vice President - Shareholder Relations in July 1999. Mr. Horbach is the owner of L.J. Horbach & Associates and is a Director of Templeton Savings Bank.

        GARY A. MCCONNELL. Mr. McConnell currently serves as a Director of the Company. He retired from an Enron Corporation subsidiary and became a private investor in July 1994.

        ABE YEDDIS. Mr. Yeddis currently serves as a Director of the Company. He is Chairman, President and CEO of Promotional Headwear International and has served in such capacity since 1979.

                                   PROPOSAL 2

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors has appointed Grant Thornton LLP, independent public accountants, to examine the financial statements of Gateway Energy Corporation for the year ending December 31, 2001, and to perform other audit and accounting related activities as may be requested from time to time by management or the Board of Directors.

        The Board has directed that the appointment of Grant Thornton LLP be submitted to the stockholders for approval. The affirmative vote of a majority of the shares of Common Stock present or represented and entitled to vote on the proposal at the Annual Meeting is required for approval. If the stockholders do not approve, the Audit Committee and the Board will reconsider the appointment.

        Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting. They will be available to respond to appropriate questions and will have an opportunity to make a statement if they so desire.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

                                   PROPOSAL 3

                   INCREASE AUTHORIZED SHARES OF COMMON STOCK

        The Company's Restated Certificate of Incorporation provides that the total number of shares of Common Stock which the Company shall have the authority to issue is 17,500,000 shares of Common Stock, par value $0.25 per share. The Company's Board of Directors passed a resolution recommending that the stockholders adopt an amendment to Section Fourth of the Company's Restated Certificate of Incorporation in order to increase the authorized number of shares of the Company's Common Stock from 17,500,000 to 35,000,000.

        While the Company has no immediate plans, nor are there any existing or proposed agreements or understandings to issue any of the additional shares of Common Stock which are the subject of this proposal, the Board of Directors believes that the increased number of authorized shares of Common Stock contemplated by the proposed amendment is desirable in order that additional shares be available for issuance from time to time, without further action or authorization by the stockholders (except as required by law), if needed for such corporate purposes as may be determined by the Board of Directors. Such corporate purposes might include the acquisition of other businesses in exchange for shares of the Company's stock; facilitating broader ownership of the Company's stock by effecting stock splits or issuing a stock dividend; flexibility for possible future financings; and attracting and retaining valuable employees and directors by the issuance of additional stock options or awards. The Board of Directors considers the authorization of additional shares advisable to ensure prompt availability of shares for issuance should the occasion arise. The Board will not solicit further authorization for the issuance of these additional shares prior to issuing them.

        Adoption of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting. Abstentions and broker non-votes have the effect of a vote against the proposal.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, PAR VALUE $0.25, FROM 17,500,000 TO 35,000,000.

                            GOVERNANCE OF THE COMPANY

THE BOARD OF DIRECTORS

        The business of the Company is managed under the direction of the Board of Directors. There were seven meetings in the year ended December 31, 2000. During the twelve-month period, no director attended fewer than 75% of all of the meetings of the Board of Directors.

COMPENSATION OF DIRECTORS

        The Company does not compensate employee-directors in their capacity as directors of the Company. All Directors were reimbursed for reasonable travel and lodging expenses incurred while attending Board, Committee or Annual meetings. In the year ended December 31, 2000, the compensation policy for non-employee directors (i.e. "Outside Directors") was as follows:

        o A one-time grant of an option to purchase 10,000 shares of Common Stock, at fair market value on date of grant, pursuant to the Outside Directors Stock Option Plan.

        o An annual retainer of $10,000, one-half in Common Stock, valued and payable at the market price on the date of the Annual Meeting of Stockholders, and one-half in cash payable at a rate of $1,250 each quarter. During the year ended December 31, 2000, on a one-time basis, the Outside Directors' retainer was paid entirely in cash.

        o A cash payment of $125 per hour for each Board, Committee or Annual Meeting attended; provided that meetings and specific consultations with the Company's executive management lasting at least eight hours are compensated on a per diem rate of $1,000.

COMMITTEES OF THE BOARD OF DIRECTORS

        The Board of Directors has established an Audit Committee and a Compensation and Stock Option Committee. The Board of Directors does not have a Nominating Committee. The Executive Committee, currently comprised of Messrs. Fadden, Heflin and Hoffman, oversees and administers the Outside Directors Stock Option Plan.

AUDIT COMMITTEE

        The primary purpose of the Audit Committee is to protect the interest of the Company's stockholders and directors by assisting the Board of Directors in fulfilling its responsibility over the financial policies and reporting process, internal controls structure and compliance with legal and regulatory requirements. The Audit Committee recommends to the Board the appointment of the independent auditors, and periodically reviews and evaluates their performance and independence from management. Messrs. Holtgraves, McConnell and Yeddis comprise the Audit Committee and each is independent from the Company as defined by NASD listing standards. The Audit Committee met five times during the year ended December 31, 2000.

         Management has primary responsibility for the Company's financial statements. The Company's independent auditors, Grant Thornton LLP, audit the annual financial statements prepared by management and express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles. Additionally, Grant Thornton LLP conducts quarterly reviews of the Company's financial statements in accordance with Statement on Auditing Standards ("SAS") No. 71, "Interim Financial Information", as amended by SAS No. 90, "Audit Committee Communications".

        During the year ended December 31, 2000:

        o The Audit Committee adopted a formal written Charter, which is attached to this proxy statement as Appendix A.

        o The Company's independent auditors discussed with the Audit Committee issues required to be discussed by SAS No. 61, "Communications with Audit Committees", as amended by SAS No. 90. SAS No. 61, as amended by SAS No. 90, specifies that the discussion should involve management and include such matters as the consistency, clarity and completeness of accounting policies and disclosures.

        o The Audit Committee reviewed the Company's audited financial statements and met with both management and Grant Thornton LLP to discuss those financial statements. Management has represented to the Audit Committee that those financial statements were prepared in accordance with generally accepted accounting principles.

        o The Audit Committee discussed with Grant Thornton LLP the written disclosure and letter required by independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees". That Standard addresses the auditors' independence from the Company.

        o Based on its review and the discussions noted above, the Audit Committee recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000.

        Gary A. McConnell (Chairman)

        Charles A. Holtgraves

        Abe Yeddis

COMPENSATION AND STOCK OPTION COMMITTEE

        The primary purpose of the Compensation and Stock Option Committee is to recommend to the Board of Directors compensation for officers of the Company and to administer the Company's Stock Option Plan. Among other things, the Committee recommends to the Board the executives to be included in the Company's Executive Compensation Plan, the annual base salary for covered executives and any grants of stock options pursuant to the Executive and Middle Management Compensation Plans, which are discussed in more detail in the following section under the caption EXECUTIVE COMPENSATION. Messrs. Ewing, Hoffman and Horbach currently serve on the Committee. The Committee met five times during the year ended December 31, 2000.

        The Compensation and Stock Option Committee and the Board of Directors believe that the Executive Plan and the Middle Management Plan will help the Company employ and retain key executive officers and employees, who will in turn maximize the value of the Company's Common Stock.

        John B. Ewing, Jr. (Chairman)

        Earl P. Hoffman

        Larry J. Horbach


                LIST OF CURRENT EXECUTIVE OFFICERS OF THE COMPANY

        The following is a list of the names and ages of the current executive officers of the Company, their business history for the past five years and the year in which each person became an Officer of the Company.

                                                                                                      OFFICER
         NAME                AGE          POSITION & PRINCIPAL OCCUPATION FOR LAST FIVE YEARS           INCE
-----------------------     -----     -----------------------------------------------------------    ----------
Michael T. Fadden            60       Chairman of the Board since February 1999, CEO since July        1997
                                      1998, and President since August 1997; COO of the Company
                                      from August 1997 until July 1998; Served as President of
                                      Abtech Resources, Inc. from September 1993 to August 1997.

Scott D. Heflin              43       Chief Financial Officer of the Company since September           1998
                                      1998; Treasurer and Secretary since November 1998;
                                      Controller of Monterey Resources, Inc. in 1997; Assistant
                                      Controller of Santa Fe Energy Resources, Inc. in 1996;
                                      Controller of Transfuel, Inc. 1994 -1995.

                             EXECUTIVE COMPENSATION

        The Board of Directors and Compensation and Stock Option Committee have approved an Executive Compensation Plan ("Executive Plan") and a Middle Management Compensation Plan ("Middle Management Plan") for the Company. The executives to be covered are determined by the Compensation and Stock Option Committee of the Board. The Middle Management employees to be covered are determined by the President. Currently the CEO and CFO are covered by the Executive Plan and three employees in the Company's subsidiary operations are covered by the Middle Management Plan.

        Both the Executive Plan and the Middle Management Plan have three components: base salary, short-term incentive and long-term incentive. Base salaries are set annually. The short-term incentive under both plans is a cash bonus to be paid upon attainment of certain goals, which goals are set by the Board of Directors annually. No bonuses were payable for the year ended December 31, 2000 under the Executive Compensation Plan or the Middle Management Compensation Plan. The long-term incentive portion is comprised of incentive or non-qualified stock options on the Company's Common Stock. The Company's 1998 Stock Option Plan governs in all respects the number of options, terms and conditions of any grants made under each of the Executive Plan and the Middle Management Plan.

        SUMMARY COMPENSATION TABLE. Current information presented below is for the year ended December 31, 2000. On November 4, 1999 the Board of Directors approved a change in the Company's fiscal year-end from February 28/29 to December 31. Accordingly, information presented below for December 31, 1999 is for the ten-month period from March 1, 1999 through December 31, 1999. Prior fiscal year data is presented for the twelve-month period ended February 28, 1999.

        Individual executive officer compensation for the year ended December 31, 2000, includes base salary, certain expense allowances provided by the Company and matching contributions of the Company to its 401(k) Savings Plan. The following Summary Compensation Table includes compensation paid in cash.


         ============================================================================================
                                                                                     LONG-TERM
                                                                                    COMPENSATION
                                                                                     SECURITIES
                   NAME AND                                                          UNDERLYING
              PRINCIPAL POSITION         PERIOD (1)       SALARY       OTHER      OPTIONS/SAR'S (#)
         --------------------------------------------------------------------------------------------
           Michael T. Fadden             12/31/00        $150,000      $11,916           -
           Chairman, CEO and             12/31/99 (2)     125,000        9,930           -
           President                     FY 1999          120,000        7,200           -

         --------------------------------------------------------------------------------------------

           Scott D. Heflin(3)            12/31/00        $102,000      $10,294         30,000
           Chief Financial Officer,      12/31/99 (2)      78,000        7,904           -
           Treasurer and Secretary       FY 1999           44,527        3,000         50,000
         ============================================================================================

(1) "FY" denotes a 12-month fiscal year ended February of the year indicated.

(2)     Represents the ten months ended December 31, 1999.

(3) Mr. Heflin became Chief Financial Officer of the Company on September 9, 1998. He was elected Treasurer and Secretary in November 1998. His salary began in September 1998.

OPTION/SAR GRANTS FOR THE YEAR ENDED DECEMBER 31, 2000

        The following table sets forth information with respect to stock options granted to Mr. Heflin in accordance with the 1998 Stock Option Plan during the year ended December 31, 2000. No SAR grants were made during the year ended December 31, 2000.

=====================================================================================================================
                                 INDIVIDUAL GRANTS                                    POTENTIAL REALIZABLE VALUE AT
                                                                                      ASSUMED ANNUAL RATES OF STOCK
                                                                                      PRICE APPRECIATION FOR OPTION
                                                                                                  TERM
---------------------------------------------------------------------------------------------------------------------
                       NUMBER OF     PERCENT OF TOTAL
                      SECURITIES       OPTIONS/SARS      EXERCISE OR    EXPIRATION
                      UNDERLYING        GRANTED TO       BASE PRICE        DATE         5% ($)          10% ($)
       NAME          OPTIONS/SARS      EMPLOYEES IN        ($/SH)
                      GRANTED (#)       FISCAL YEAR
       (a)                (b)               (c)              (d)            (e)           (f)             (g)
---------------------------------------------------------------------------------------------------------------------
Scott D. Heflin         30,000            28.57%            $0.25         2/3/10        $4,717          $11,953

=====================================================================================================================

AGGREGATED OPTION/SAR EXERCISES IN THE YEAR ENDED DECEMBER 31, 2000 AND PERIOD-END OPTION/SAR VALUES

        The following table sets forth information with respect to unexercised options and SARs. No stock options were exercised during the year ended December 31, 2000.

==================================================================================================================
                                                              NUMBER OF SECURITIES      VALUE (1) OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED           IN-THE-MONEY
                                                                OPTIONS/SARS AT               OPTIONS/SARS
                                                               DECEMBER 31, 2000          AT DECEMBER 31, 2000
                                                          --------------------------------------------------------
                            SHARES
         NAME             ACQUIRED ON         VALUE           EXERCISABLE ("EX")          EXERCISABLE  ("EX")
                         EXERCISE (#)     REALIZED ($)       UNEXERCISABLE ("UN")        UNEXERCISABLE ("UN")
         (a)                  (b)              (c)                    (d)                         (e)
------------------------------------------------------------------------------------------------------------------
Michael T. Fadden             -              $     -              50,000     ("Ex")        $      -    ("Ex")
                                                                 173,500     ("Ex")               -    ("Ex")
                                                                   2,250     ("Ex")               -    ("Ex")
------------------------------------------------------------------------------------------------------------------
Scott D. Heflin (2)           -              $     -              43,333     ("Ex")        $  3,785    ("Ex")
                                                                  36,667     ("Un")           7,550    ("Un")
==================================================================================================================

(1) The value of the options was determined by using the average of the high and low price of the Company's Common Stock ($0.3785) on December 29, 2000.

(2) Of the 50,000 options granted in 1998, 33,333 are vested but not in-the-money. Of the 30,000 options granted in 2000, 10,000 are vested and in-the-money.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        As of March 30, 2001, there were no persons who are known to the Company to be beneficial owners of more than five percent (5%) of the Company's voting Common Stock except as listed below. The following table sets forth information concerning the shares of Common Stock beneficially owned by (i) each director of the Company; (ii) each of the executive officers of the Company; and (iii) all directors and executive officers as a group.

                                NAME                                  NO. OF SHARES           % (1)
        ------------------------------------------------------      ------------------    --------------
        Michael T. Fadden, Chairman, CEO and President                  907,550   (2)         5.9%
        John B. Ewing, Jr., Director                                     52,475   (3)           *
        Scott D. Heflin, CFO, Treasurer and Secretary                    88,833   (4)           *
        Earl P. Hoffman, Director                                        29,628   (5)           *
        Charles A. Holtgraves, Director                                 282,001   (6)         1.8%
        Larry J. Horbach, Director                                       74,209   (7)           *
        Gary A. McConnell, Director                                     149,673   (8)         1.0%
        Abe Yeddis, Director                                            136,114   (9)           *
       *     Indicates less than 1% ownership.

        All directors and officers as a group beneficially own 1,720,483 shares, including currently exercisable options or warrants, or 11.2% of the outstanding Common Stock as of March 30, 2001. (1)(10)

(1) Based upon 15,312,128 shares of Common Stock outstanding as of March 30, 2001. Each named person is deemed to be the beneficial owner of shares of Common Stock that may be acquired within 60 days upon exercise of stock options and shares or options owned indirectly through a partnership or corporation. Accordingly, the number of shares and percentage set forth next to the name of such person and all officers and directors as a group include the shares of Common Stock issuable upon presently exercisable stock options and any shares or options owned indirectly. However, the shares of Common Stock so issuable upon such exercise by any such person are not included in calculating the percentage of Common Stock beneficially owned by any other stockholder.

(2) This number of shares beneficially owned includes 225,750 shares purchasable pursuant to currently exercisable options or warrants.

(3) This number of shares beneficially owned includes 10,000 shares purchasable pursuant to currently exercisable options or warrants.

(4) This number of shares beneficially owned includes 43,333 shares purchasable pursuant to currently exercisable options or warrants.

(5) This number of shares beneficially owned includes 10,000 shares purchasable pursuant to currently exercisable options or warrants.

(6) This number of shares beneficially owned includes 10,000 shares purchasable pursuant to currently exercisable options or warrants. This number of shares beneficially owned includes 10,442 shares held by Philip J. Holtgraves; 25,825 shares held by the Vesta M. Holtgraves Revocable Trust; 20,000 shares held by Philip J. Holtgraves c/o Argus Investment Group; and 112,751 shares held by the Holtgraves Family Limited Partnership.

(7) This number of shares beneficially owned includes 25,096 shares owned by H & F Investments, a partnership in which Mr. Horbach has a 50% interest.

(8) This number of shares beneficially owned includes 10,000 shares purchasable pursuant to currently exercisable options or warrants.

(9) This number of shares beneficially owned includes 10,000 shares purchasable pursuant to currently exercisable options or warrants.

(10) The number of shares and percentage calculation includes 25,096 shares owned by H & F Investments, a partnership in which Mr. Horbach has a 50% interest; and 10,442 shares held by Philip J. Holtgraves; 25,825 shares held by the Vesta M. Holtgraves Revocable Trust; 20,000 shares held by Philip J. Holtgraves c/o Argus Investment Group; and 112,751 shares held by the Holtgraves Family Limited Partnership in which Mr. Holtgraves has beneficial ownership; and 319,083 shares of Common Stock beneficially owned by directors and officers, purchasable pursuant to presently exercisable options or warrants.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        During 2000 the Company paid Advanced Extraction Technologies, Inc. ("AET") a total of $105,000 to significantly expand the scope of the license that Gateway has to use technology developed by AET to remove nitrogen from natural gas. Additionally, the Company may make an optional payment of $90,000 by September 30, 2001 to further enhance the license. Earl P. Hoffman, a director of the Company, is AET's Vice Chairman and a major stockholder in AET.

        The expanded license agreement gives the Company the exclusive right in the United States to utilize AET's proven, patented state-of-the-art absorption based nitrogen rejection technology. If the Company makes the optional payment described above, this exclusive right throughout the U.S. will remain in effect at least through

December 31, 2004. If the Company does not make the optional payment, then effective October 1, 2001, this exclusive right will apply only in two U.S. basins through December 31, 2004, and will become non-exclusive in the rest of the U.S. The Company's rights under the agreement, whether or not the optional payment is made, will continue after December 31, 2004 for as long as the Company meets certain installed nitrogen rejection unit capacity targets.

                         INDEPENDENT PUBLIC ACCOUNTANTS

AUDIT FEES

        For the year ended December 31, 2000, the Company expects to pay Grant Thornton LLP aggregate fees of $56,000 for conducting the audit of the annual financial statements included in the Company's Form 10-KSB and conducting reviews of the quarterly financial statements included in the Company's Forms 10-QSB.

ALL OTHER FEES

        The Company did not pay any fees for financial information systems design and implementation. For the year ended December 31, 2000, the Company expects to pay Grant Thornton LLP aggregate fees of $15,000 for non-audit related services. The Audit Committee of the Board of Directors reviewed the nature of non-audit services provided by Grant Thornton LLP and determined that such services are compatible with maintaining the accountant's independence from the Company.

                                 OTHER BUSINESS

        Management does not intend to bring any business before the Annual Meeting other than the matters referred to in the accompanying notice and at this date has not been informed of any matters that may be presented to the Annual Meeting by others. If, however, any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote in accordance with the instructions of the Board of Directors on such matters.

                                  ANNUAL REPORT

        The Company's Annual Report, including the Form 10-KSB for the year ended December 31, 2000, is being mailed to stockholders concurrently herewith. The Annual Report is not a part of the proxy solicitation material. Additional copies of the Annual Report which includes the Form 10-KSB for the year ended December 31, 2000, will be provided, without charge, upon written request from any stockholder to: Gateway Energy Corporation, Attention: Nancy S. Block, Manager of Investor Relations & Administration, 500 Dallas Street, Suite 2615, Houston, Texas 77002.

               COMPLIANCE WITH SECTION 16 (a) OF THE EXCHANGE ACT

        Section 16 (a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors and persons who own more than 10% of the registered class of the Company's equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors, and 10% stockholders are also required by the SEC rules to furnish the Company with copies of all Section 16(a) forms they file. For the year ended December 31, 2000, Directors Holtgraves and Horbach failed to timely file Form 4's.

                         STOCKHOLDER PROPOSALS FOR 2001

        Stockholders may submit proposals on matters appropriate for stockholder action at the Company's annual meeting, consistent with regulations adopted by the SEC. Proposals to be considered for inclusion in the Proxy Statement for the 2002 Annual Meeting must be received by the Company not later than December 15, 2001. Proposals should be directed to the attention of the Secretary, Gateway Energy Corporation, 500 Dallas Street, Suite 2615, Houston, Texas 77002.

                           GATEWAY ENERGY CORPORATION
                                   APPENDIX A
                             AUDIT COMMITTEE CHARTER

ORGANIZATION

        There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be composed of directors, at least two of whom are independent of the management of the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgement as a committee member.

STATEMENT OF POLICY

        The Audit Committee shall provide assistance to the Company's directors in fulfilling their responsibility to the stockholders, potential stockholders, and investment community relating to accounting and reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the directors, the independent auditors and the financial management of the Company.

RESPONSIBILITIES

        In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and stockholders that the accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

        In carrying out these responsibilities, the Audit Committee will:

        o Select and recommend to the directors the independent auditors to audit the financial statements of the Company and its subsidiaries, and review and annually evaluate the performance of the independent auditors.

        o Obtain annual independence letter from the auditors and have oral discussions with them concerning their independence from the Company.

        o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

        o Confirm that the independent auditors reviewed the interim financial statements in each of the Company's Form 10-QSB filings.

        o Review with the independent auditors and the Company's financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

        o Review the financial statements contained in the annual report to the stockholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosures and content of the financial statements to be presented to the stockholders. Any changes in accounting principles should be reviewed. Recommend to the Board of Directors inclusion of the audited financial statements in the Form 10-KSB.

        o Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial and accounting personnel, and the cooperation that the independent auditors received during the course of the audit.

        o Review accounting and financial human resources and succession planning within the Company.

        o Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

        o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel, accountants or others for this purpose if, in its judgement, that is appropriate.

                           GATEWAY ENERGY CORPORATION


        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  FOR THE ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 23, 2001

     The undersigned hereby constitutes and appoints Michael T. Fadden and Earl
P. Hoffman, with full power to act alone, or any substitute appointed by either of them, the undersigned's agent, attorney and proxy to vote the number of shares the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Gateway Energy Corporation, to be held at The Warwick Hotel, 5701 Main Street, Houston, Texas 77005 on the 23rd day of May, 2001 at 10:00 a.m. Central time or any adjournments as indicated hereon.

                         (To be Signed on Reverse Side)

                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders

                           GATEWAY ENERGY CORPORATION

                                  May 23, 2001


-------------------------------------------------------------------------------
           * Please Detach and Mail in the Envelope Provided *


Please mark your
votes as in this
example             /X/

1.  Election of Directors

    FOR the eight                WITHHOLD     NOMINEES:  Michael T. Fadden       2. Ratification of public accountants
  nominees (except              AUTHORITY                John B. Ewing, Jr.
 as indicated below)    to vote for eight                Scott D. Heflin            FOR           AGAINST         ABSTAIN
                       nominees listed to                Earl P. Hoffman
                               the right.                Charles A. Holtgraves      / /             / /             / /
                                                         Larry J. Horbach
      / /                         / /                    Gary A. McConnell       3. Increase authorized shares of Common Stock
                                                         Abe Yeddis
(INSTRUCTION: To withhold authority to vote                                         FOR           AGAINST         ABSTAIN
for any individual nominee, write that
nominee's name on the space provided below.                                         / /             / /             / /

                                                                                 4. In their discretion, the proxies are authorized
---------------------------------------------                                       to vote upon such other business as may
                                                                                    properly come before the meeting.

                                                                                 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN
                                                                                 THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
                                                                                 SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY
                                                                                 WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR
                                                                                 DIRECTOR, FOR THE RATIFICATION OF PUBLIC
                                                                                 ACCOUNTANTS, FOR THE INCREASE IN AUTHORIZED SHARES
                                                                                 OF COMMON STOCK, AND WITH DISCRETIONARY AUTHORITY
                                                                                 ON ALL OTHER MATTERS.

                                                                                 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                                                                                 PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                                 Dated:                                     , 2001
---------------------------------    -----------------------------------------          ------------------------------------
Signature of Shareholder             Signature of Shareholder

NOTE: Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian or conservator, give full title.  All joint tenants must sign.